Exhibit 32.1

                               SALMON EXPRESS INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Salmon Express Inc. (the "Company") on Form 10-KSB for the fiscal year ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Smith, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Peter Smith
---------------------------------------
Peter Smith
Principal  Executive  Officer
Principal  Financial  Officer

February 1, 2005

     A signed original of this written statement required by Section 906 has been provided to Salmon Express Inc. and will be retained by Salmon Express Inc. and furnished to the Securities and Exchange Commission or its staff upon request.